                                                                   EXHIBIT 10.14

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                       Avatech Solutions Subsidiary, Inc.
                              10% SUBORDINATED NOTE

                with Warrant - W-                         Owings Mills, Maryland
---------------                                               As of June 1, 2003

     Avatech Solutions Subsidiary, Inc., a Delaware corporation (the "Company"), the principal office of which is located at 11403A Cronhill Drive, Owings Mills, Maryland 21117, for value received, hereby promises to pay to or his registered assigns, the sum of
----------------------------
                                         ($       ), or such lesser amount as
----------------------------------------   -------
shall then equal the outstanding principal amount hereof. Any unpaid accrued interest hereon, as set forth below, shall be due and payable on the earlier to occur of (i) the maturity date, which is July 1, 2004, or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder. This Note is one of an issue of the Company's 10% Subordinated Notes in the aggregate principal amount of $1,500,000.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

          (i) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

          (ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

     2. Interest. The Company shall pay simple interest at the rate of ten percent (10%) per annum on the principal of this Note outstanding during the period beginning on the date of issuance of this Note and ending on the date that the principal amount of this Note becomes due and payable. Interest shall be payable on the calendar quarter, commencing on September 1, 2003 until maturity or earlier prepayment.

     3. Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company:

          (i) Default in the payment of the principal and unpaid accrued interest of this Note when due and payable if such default is not cured by the Company within ten (10) days after the Holder has given the Company written notice of such default; or

          (ii) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

          (iii) If within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

          (iv) Any declared default of the Company under any Senior Indebtedness (as defined below) that gives the holder thereof the right to accelerate such Senior Indebtedness, and such Senior Indebtedness is in fact accelerated by the holder.

     4. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of the Company's Senior Indebtedness, as hereinafter defined.

          4.1 Senior Indebtedness. As used in this Note, the term "Senior Indebtedness" shall mean the principal of and unpaid accrued interest on: (i) all indebtedness of the Company to banks, commercial finance lenders, insurance companies, other financial institutions regularly engaged in the business of lending money or affiliates of the Company, which is for money borrowed by the Company (whether or not secured), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such

Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

          4.2 Default on Senior Indebtedness. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Company, or if this Note shall be declared due and payable upon the occurrence of an Event of Default with respect to any Senior Indebtedness, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within three (3) months after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated.

          4.3 Effect of Subordination. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 4 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Note, nothing contained in this Section 4 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

          4.4 Subrogation. Subject to the payment in full of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 4.2 above) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 4 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

          4.5 Undertaking. By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 4.

     5. Prepayment. Prior to January 1, 2004, this Note may not be prepaid except with the express written consent of Holders whose Notes the Company desires to prepay. Subject to the preceding sentence, upon twenty (20) days' prior written notice to the Holder, the Company may at any time prepay in whole or in part the principal sum, plus accrued interest to date of payment, of this Note.

     6. Assignment. Subject to the restrictions on transfer described in Section 8 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, personal and legal representatives, and transferees of the parties.

     7. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and holders of all then outstanding Notes.

     8. Transfer of this Note. With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 8 that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     9. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     10. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto maybe notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail or telegraphed in the manner set forth above and shall be deemed to have been received when delivered.

     11. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law relating to conflict of laws.

     13. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of this 1st day of June, 2003.

                                        AVATECH SOLUTIONS SUBSIDIARY, INC.


                                        By:
                                            ------------------------------------
                                            Donald R. (Scotty) Walsh,
                                            Chief Executive Officer


Name of Holder:
                --------------------

Address:
         ---------------------------

         ---------------------------

           Do not detach this warrant without consulting the Company.

No. W -                                                                   Shares
                                                                 --------

                             Avatech Solutions, Inc.
                             A Delaware Corporation
                     Common Stock, Par Value $.01 per share
                             Stock Purchase Warrant

          This warrant is issued to the registered holder of $
                                                              ------------
principal amount of the 10% Subordinated Notes (individually, a "Note" and collectively, the "Notes"), of Avatech Solutions Subsidiary, Inc., a Delaware corporation (the "Company"), dated as of June 1, 2003, bearing (except for the prefix letter "W") the same designating number as noted above and to which note this warrant pertains. The Note is one of an issue of Notes of the Company with an aggregate principal amount of $1,500,000.

          The bearer of this warrant is entitled, upon presentation of the Note (if the Note is then outstanding) and upon surrender of this warrant at the offices of the Company, to subscribe for, purchase and receive
                                                               -------------
thousand (          ) shares of the Common Stock of Avatech Solutions, Inc.
          ----------
("Avatech") for a purchase price of One Dollar and Five Cents ($1.05) per share provided, however, no fractional shares will be issued. Upon such payment, Avatech agrees to cause to be issued in the name of the registered holder, or his or her nominee, a certificate or certificates duly representing the shares so purchased.

          In the event of the declaration and payment of share dividends by Avatech on its Common Stock, or any split-up of the Common Stock, or recapitalization of Avatech which changes the issued and outstanding shares of Common Stock, additional shares of Avatech may be deliverable to the holder of this warrant upon the exercise of it without additional consideration, or the exercise price per share may be adjusted in the appropriate manner.

          The purchase privilege herein contained shall expire on July 1, 2004. If the Note to which this warrant is attached shall be prepaid, the purchase privilege shall nevertheless continue until said date.

          Nothing contained in this warrant shall affect or limit the Note to which it pertains.

          Dated as of June 1, 2003

                                        Avatech Solutions, Inc.


                                        By:
                                            ------------------------------------
                                            Donald R. (Scotty) Walsh
                                            Chief Executive Officer